UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 26, 2010
HUDSON VALLEY HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

New York	001-34453	13-3148745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21 Scarsdale Road, Yonkers, New York	10707
(Address of Principal Executive Offices)	(Zip Code)
(914) 961-6100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On January 26, 2010, the Board of Directors (the “Board”) of Hudson Valley Holding Corp. (the “Company”) adopted an amendment to the Company’s bylaws (the “Bylaws”) to eliminate the prohibition on the transfer of shares of the Company’s stock within ten days preceding the Company’s annual meeting of shareholders (the “Amendment”). Accordingly, Section 3(d) of Article VII of the Bylaws was deleted in its entirety and Section 3(e) of Article VII of the Bylaws was relabeled as Section 3(d) of Article VII. The Amendment was effective upon adoption by the Board.
     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated and filed as Exhibit 3(ii) attached hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

3(ii)	Amended and Restated Bylaws of Hudson Valley Holding Corp.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2010	HUDSON VALLEY HOLDING CORP.
	By:	/s/ Stephen R. Brown
Stephen R. Brown
Senior Executive Vice President, Chief Financial Officer and Treasurer